UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2010

NATURE’S CALL BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163077	27-1269503
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 S. Durango Drive, Suite 305, Las Vegas, NV  89117-4454
(Address of principal executive office)

Registrant’s telephone number, including area code:  702-509-5049

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01  Regulation FD Disclosure.

Effective November 8, 2010, Nature’s Call Brands Inc. (the “Company”) received approval from FINRA for a forward split, payable by way of the declaration of a share dividend on the issued and outstanding shares of common stock of the Company, par value $0.001, to be paid by the issuance of 20 additional shares for each issued and outstanding share held by stockholders of record as of November 7, 2010. Share certificates are being mailed directly by the Company’s transfer agent to the Company’s stockholders of record as of November 7, 2010. Following the effectiveness of the forward split the number of issued and outstanding shares of common stock of the Company has increased from 9,050,000 to 190,050,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S CALL BRANDS, INC.

Per:      /s/ Robbie Manis
Robbie Manis
President
November 9, 2010